2007 Second Quarter Operational Update
1099 18 Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
August 7, 2007
Fred Barrett
CEO and Chairman
IR contact: Bill Crawford, Investor Relations Manager, bcrawford@billbarrettcorp.com
Joe Jaggers
COO and President
Bob Howard
CFO
Koskie #1, Paradox Basin
EXHIBIT 99.2
th

This presentation and related conference call contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
These statements include terminology such as “may”, “could”, “should”, “expect”, “plan”, “project”,
“intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “encouraged”, “pursue”, “target”, “seek”,
“objective”, “prognosis”, “guidance”, and “continue”, the negative of such terms or other comparable terminology. These forward-looking statements reflect Bill Barrett Corporation's current views with respect to future events, based on what it believes are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, market conditions, oil and gas price volatility, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects, the ability to receive drilling and other permits and regulatory approvals, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of Bill Barrett Corporation’s risk management activities, governmental regulations and other factors discussed in the Company's reports filed with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2006. Actual results may differ materially from those anticipated or implied in the forward-looking statements. Bill Barrett
Corporation does not intend to publicly update or revise any forward-looking statements as a result of new information, future events, or otherwise.
Forward-Looking and Other Cautionary Statements

Key Corporate Highlights
Increased Q2 2007 production 6% sequentially and 24%
from Q2 2006
Currently producing a record 175 MMcfed (net)
Raising 2007 production guidance to 61 – 64 Bcfe
Key exploration drilling:
Nearing TD on first well at Circus (MT Overthrust)
Reached TD on third Yellow Jacket well (Paradox Basin)
Drilled best West Tavaputs deep well to date, Peters Point 5-2D
Drilled following well, Peters Point 8-2D, in 60 days
Expect challenging late-Summer and Fall natural gas prices in
Rockies due to full pipelines and record storage
We are 60%+ hedged for the remainder of 2007
Rockies Express West on schedule, Jan. 2008
Increased LOE and gathering expenses in H1 2007,
expect decreases in H2 2007
Closed Williston sale June 22, 2007 for $81.5 million

Key Financial/Operating Highlights
Q2 '07 Q1 '07 Q2 '06
Production (Bcfe)
15.1 14.2 12.2
Daily Rate (MMcfe/d)
165 157 134
Discretionary cash flow*
-in millions $55.1 $68.5 $51.6
-per diluted share $1.23 $1.55 $1.17
-per mcfe $3.66 $4.84 $4.24
Net Income
-in millions $9.9 $14.2 $8.2
-per diluted share $0.22 $0.32 $0.19
Per Mcfe
-Realized price (including hedge effects) $5.92 $6.84 $6.42
-LOE $0.95 $0.62 $0.61
-Gathering and transporation $0.35 $0.36 $0.33
-G & A (excluding stock based comp)* $0.50 $0.51 $0.56
-Production taxes $0.34 $0.39 $0.54
-D, D & A** $2.95 $2.89 $2.71
* non-GAAP measure
**excluding properties held for sale
  (Unaudited)

$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
$9.00
Apr-
07
May-
07
Jun-
07
Jul-
07
Aug-
07
Sep-
07
Oct-
07
Nov-
07
Dec-
07
Jan-
08
Feb-
08
Mar-
08
Apr-
08
May-
08
Jun-
08
Jul-
08
Aug-
08
Sep-
08
Oct-
08
Nov-
08
Dec-
08
Jan-
09
Feb-
09
Mar-
09
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
% Hedged
(Total)
Blended Floor
($/MMBtu)
CIG Strip
($/MMBtu)*
CIG Actual
($/MMBtu)
Natural Gas Hedges
% of Anticipated Natural Gas Production Hedged with Associated Floor Price
REX scheduled in service to
Missouri (1.5 Bcf/d)
*as of August 3, 2007

Development Update
West Tavaputs
Two shallow and one deep rig drilling
29 shallow and four deep wells planned for 2007
Currently producing 74 MMcfe/d (net)
Compression capacity 135 MMcf/d (gross)
Contracted processing capacity 110 MMcf/d (gross) as of late July 2007
Additional contracted processing capacity planned for Q1 2008
40-acre spacing shallow pilot in progress
Peters Point 5-2D deep (Navajo formation) best deep well to date
Reached TD on Peters Point 8-2D in 60 days
EIS expected Spring 2008
Piceance
Four rigs operating
102 wells planned for 2007
Currently producing 56 MMcfe/d (net)
Additional contracted processing capacity with interconnects to REX expected in mid-August
Ten-acre spacing pilots in progress
36 ten-acre pilot wells in 2007
Powder River Basin - CBM
245 wells planned for 2007
Currently producing 16 MMcfe/d (net)
Production currently curtailed due to full gathering systems
Encouraging Big George results at Cat Creek, Willow Creek and Deadhorse

7 Lease Operating Expense ($/Mcfe) Non-recurring Charges H1 2007 H2 2007 Labor $0.79 $0.79 $0.60- 0.65 $0.60- 0.65 Full Year Guidance $0.70- 0.75 $0.70- 0.75 Water Management Williston

Bill Barrett Corporation

MMcfd
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07

0
10
20
30
40
50
60
70
80
90
$0.00
$0.25
$0.40
Paying Higher Transportation Costs
To Access Better Markets
CIG less $0.05
CIG less $0.05
CIG less $0.45- $0.55
Cost per
Mcfe
Sales
Price
+$0.00-$0.10
+$0.15-$0.25
--
Improved
Margin
Piceance Basin Gross Operated Sales
2007 Guidance:  $0.35- $0.40
Increased gathering and transportation expense, but improved margins
Low Pressure System
High Pressure System
Third Party

Delineation and Exploration Update
Montana Overthrust, Montana – Circus Project
Nearing TD on Draco 10-15, first of two exploration tests
Numerous hydrocarbon shows (50% working interest);
expect to set production casing and test over coming weeks
Paradox Basin, Colorado – Yellow Jacket Project
Reached TD in third exploratory vertical Gothic shale test
Additional 2 exploratory tests, including possible horizontal
Uinta Basin, Utah – Lake Canyon/Blacktail Ridge Project
Begin drilling 8 Wasatch (5 Blacktail Ridge, 3 Lake Canyon)
in late August
Paradox Basin, Utah – Woodside Project
1 exploratory drilled in Q2 2007 and tested  four-way closure, high inert gas content, evaluating commerciality